Exhibit 23.2

                              ACCOUNTANT'S CONSENT


We consent to the incorporation by reference in the Registration Statement on Form S-8, File No. 000-21765, of our report dated February 16, 2000 contained in
Part II, Item 7 of this Form 10-KSB.



/s/ Grant Thornton LLP
------------------------------
GRANT THORNTON LLP


Cincinnati, Ohio
March 27, 2002